Exhibit 99.1

American Dental Partners, Inc.

401 Edgewater Place, Suite 430

Wakefield, MA 01880

Phone: 781/224-0880                              Fax: 781/224-4216

For Immediate Release

Contacts:	Gregory A. Serrao Chairman, President and Chief Executive Officer 781-224-0880	Breht T. Feigh Executive Vice President, Chief Financial Officer and Treasurer 781-224-0880

AMERICAN DENTAL PARTNERS

REPORTS FOURTH QUARTER AND

YEAR-END 2008 FINANCIAL RESULTS

WAKEFIELD, MASSACHUSETTS, February 25, 2009—American Dental Partners, Inc. (NASDAQ:ADPI) today announced financial results for the quarter and year ended December 31, 2008.

The Company’s financial results reflect income and expenses, including non-cash items, required by generally accepted accounting principles as a result of the previously announced settlement of litigation among PDG, P.A. (“PDG”), PDHC, Ltd., one of the Company’s subsidiaries, and the Company effective February 29, 2008. In addition to its actual results, the Company has provided a pro forma financial presentation that excludes the operating results of 25 dental facilities transferred to PDG on February 29, 2008 and the accounting impact associated with the litigation settlement from both periods of comparison (see “PDG Litigation Settlement Accounting” and “Supplemental Operating Data” tables).

Comparing actual results and pro forma results for the fourth quarter of 2008 with the fourth quarter of 2007:

•	Net revenue was $65,110,000 as compared to $79,583,000. Pro forma net revenue was $65,110,000 as compared to $67,421,000.

•	Earnings from operations were $5,270,000 as compared to $(27,016,000). Pro forma earnings from operations were $5,429,000 as compared to $5,046,000.

•	Net earnings were $1,310,000 as compared to $(18,824,000). Pro forma net earnings were $1,407,000 as compared to $1,052,000.

•	Diluted net earnings per share were $0.10 as compared to $(1.47). Pro forma diluted net earnings per share were $0.11 as compared to $0.08.

•	Diluted cash net earnings per share were $0.21 as compared to $(1.36). Pro forma diluted cash net earnings per share were $0.21 as compared to $0.20.

Comparing actual results and pro forma results for the twelve months of 2008 with the same period in 2007:

•	Net revenue was $291,108,000 as compared to $278,755,000. Pro forma net revenue was $273,411,000 as compared to $230,011,000.

•	Earnings from operations were $60,190,000 as compared to $(6,354,000). Pro forma earnings from operations were $21,526,000 as compared to $20,433,000.

•	Net earnings were $30,118,000 as compared to $(7,716,000). Pro forma net earnings were $6,528,000 as compared to $8,992,000.

•	Diluted net earnings per share were $2.29 as compared to $(0.61). Pro forma diluted net earnings per share were $0.50 as compared to $0.68.

•	Diluted cash net earnings per share were $2.71 as compared to $(0.27). Pro forma diluted cash net earnings per share were $0.91 as compared to $1.00.

Operating Results

Patient revenue of the Company’s affiliated dental group practices was $99,073,000 for the quarter, which includes $93,227,000 from dental group practices which are affiliated with the Company by means of service agreements and $5,846,000 from Arizona’s Tooth Doctor for Kids. Same market patient revenue growth was 0.6% for the quarter and (0.3)% excluding in-market affiliations. Patient revenue of the Company’s affiliated dental group practices was $415,958,000 for the year, which includes $391,520,000 for dental group practices which are affiliated with the Company by means of service agreements and $24,438,000 from Arizona’s Tooth Doctor for Kids. Same market patient growth was 5.6% for the year and 1.1% excluding in-market affiliations.

Cash flow from operations was $9,904,000 for the quarter and $38,561,000 for the year. Capital expenditures were $2,652,000 for the quarter and $11,984,000 for the year. The Company relocated one dental facility during the quarter. During the year, the Company completed four denovo facilities and expanded and/or relocated seven dental facilities. Amounts paid for affiliations and acquisitions, including contingent amounts and affiliation costs, amounted to $2,101,000 during the quarter and $15,557,000 for the year. The Company completed five in-market affiliations during the quarter. During the year, the Company completed one platform affiliation and seven in-market affiliations which were combined with existing platform affiliations in Wisconsin, New York, Tennessee and North Carolina. Affiliations generated approximately $2,300,000 of patient revenue from date of affiliation and are expected to generate patient revenue of approximately $5,300,000 on an annualized basis.

The Company recognized $450,000 in stock-based compensation expense, $275,000 net of tax or $.02 per diluted share, during the quarter as compared to $464,000, $289,000 net of tax or $.02 per diluted share, for the prior year’s same quarter. The Company recognized $1,961,000 in stock-based compensation expense, $1,196,000 net of tax or $.09 per diluted share, during the year as compared to $1,898,000, $1,158,000 net of tax or $.09 per diluted share, for the prior year.

PDG Litigation Settlement Accounting

As previously reported, the Company completed the settlement of the litigation with PDG effective February 29, 2008 which included transferring the operating assets of 25 dental facilities to PDG and entering into a transition services agreement with PDG in which the Company was obligated to provide interim management services to PDG through September 30, 2008. The Company has concluded the transition services agreement and received the related $19 million fee, and the parties are completing the final steps in the separation of the companies.

Cash net earnings and cash earnings from operations are non-GAAP financial measures. In accordance with the requirement of SEC Regulation G, please see the attached financial tables for a presentation of the most comparable GAAP measures and the reconciliation to the nearest GAAP measure and all additional reconciliations required by Regulation G.

For further discussion of these events and a comprehensive review of the fourth quarter and year ended December 31, 2008, the Company will host its previously announced conference call on Thursday, February 26, 2009 at 10:00 a.m. EST, which will be broadcast live over the Internet at www.amdpi.com. The call will be hosted by Gregory A. Serrao, Chairman, President and Chief Executive Officer. To access the webcast, participants should visit the Investor Relations section of the website at least fifteen minutes prior to the start of the conference call to download and install any necessary audio software. A replay of the webcast will be available at www.amdpi.com approximately two hours after the call through 6:00 p.m. EST, Thursday, March 5, 2009.

American Dental Partners is one of the nation’s leading business partners to dental group practices. The Company is affiliated with 25 dental group practices which have 241 dental facilities with approximately 2,107 operatories located in 18 states.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: With the exception of the historical information contained in this news release, the matters described herein contain “forward-looking” statements that involve risk and uncertainties that may individually or collectively impact the matters herein described, including but not limited to the possibility that we may not realize the benefits expected from our acquisition and affiliation strategy, economic, regulatory and/or other factors outside the control of the Company, settlements or judgments of pending litigation, which are detailed from time to time in the “Risk Factors” section of the Company’s SEC reports, including the annual report on Form 10-K for the year ended December 31, 2007.

AMERICAN DENTAL PARTNERS, INC.

FINANCIAL HIGHLIGHTS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007
Net revenue	$65,110	$79,583	$291,108	$278,755
Operating expenses:
Salaries and benefits	28,448	35,516	125,795	119,411
Lab fees and dental supplies	9,745	11,979	42,836	43,209
Office occupancy expenses	8,094	9,163	33,878	31,457
Other operating expenses	5,811	6,533	26,017	23,400
General corporate expenses	2,216	3,560	12,366	14,427
Depreciation expense	2,938	2,887	11,054	9,422
Amortization of intangible assets	2,429	2,401	9,634	7,049
Litigation expense	159	34,560	(30,662)	36,734

Total operating expenses	59,840	106,599	230,918	285,109

Earnings from operations	5,270	(27,016)	60,190	(6,354)
Interest expense, net	2,929	3,227	10,193	5,253
Minority interest	203	41	634	390

Earnings before income taxes	2,138	(30,284)	49,363	(11,997)
Income taxes	828	(11,460)	19,245	(4,281)

Net earnings	$1,310	$(18,824)	$30,118	$(7,716)

Net earnings per common share:
Basic	$0.10	$(1.47)	$2.34	$(0.61)

Diluted	$0.10	$(1.47)	$2.29	$(0.61)

Weighted average common shares outstanding:
Basic	12,902	12,812	12,876	12,681

Diluted	13,057	12,812	13,150	12,681

AMERICAN DENTAL PARTNERS, INC.

FINANCIAL HIGHLIGHTS

(in thousands)

(unaudited)

	December 31, 2008	December 31, 2007
ASSETS
Current assets:
Cash and cash equivalents	$6,626	$6,376
Accounts receivable, net	25,875	23,621
Other current assets	11,385	25,261

Total current assets	43,886	55,258

Property and equipment, net	54,542	60,445

Other non-current assets:
Goodwill	76,122	70,602
Intangible assets, net	175,527	179,969
Other assets	3,149	2,232

Total non-current assets	254,798	252,803

Total assets	$353,226	$368,506

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$30,818	$40,524
Accrued litigation expense	—	30,968
Other current liabilities	20	3,475
Current maturities of debt	196	188

Total current liabilities	31,034	75,155

Non-current liabilities:
Long-term debt	131,441	140,986
Other liabilities	43,669	36,568

Total non-current liabilities	175,110	177,554

Total liabilities	206,144	252,709

Minority Interest	584	894

Commitments and contingencies
Stockholders’ equity	146,498	114,903

Total liabilities and stockholders’ equity	$353,226	$368,506

AMERICAN DENTAL PARTNERS, INC.

SUPPLEMENTAL OPERATING DATA

(in thousands, except per share amounts and selected statistical data)

(unaudited)

Pro forma consolidated statement of income

for the three months ended December 31, 2008

		Pro Forma Adjustments
	Actual	Settlement Assets	Management Services	Pro Forma
Net revenue	$65,110	$—	$—	$65,110
Operating expenses
Salaries and benefits	28,448	—	—	28,448
Lab fees and dental supplies	9,745	—	—	9,745
Office occupancy expenses	8,094	—	—	8,094
Other operating expenses	5,811	—	—	5,811
General corporate expenses	2,216	—	—	2,216
Litigation expenses	159	159 (a)	—	—

EBITDA	10,637	(159)	—	10,796
Depreciation	2,938	—	—	2,938
Amortization	2,429	—	—	2,429

Earnings from operations	5,270	(159)	—	5,429
Interest expense, net	2,929	—	—	2,929
Minority interest	203	—	—	203

Earnings before income taxes	2,138	(159)	—	2,297
Income taxes	828			890

Net earnings	1,310			1,407
Amortization of service agreements, net of tax	1,382			1,382

Cash net earnings (b)	$2,692			$2,789

Diluted net earnings per common share	$0.10			$0.11

Diluted cash net earnings per common share (b)	$0.21			$0.21

(a)	Includes professional fees associated with the PDG litigation settlement.
(b)	Cash net earnings and diluted cash net earnings per share are not measures of financial performance under GAAP. Cash net earnings excludes amortization expense related to service agreement intangible assets, net of tax. The Company incurs significant amortization expense related to its service agreements while many companies, both in the same industry and other industries, no longer amortize a significant portion of their intangible assets pursuant to Statement of Financial Accounting Standards No. 142—Goodwill and Other Intangible Assets. The Company believes that cash net earnings and diluted cash net earnings per share are important financial measures for understanding its relative financial performance.

AMERICAN DENTAL PARTNERS, INC.

SUPPLEMENTAL OPERATING DATA

(in thousands, except per share amounts and selected statistical data)

(unaudited)

Pro forma consolidated statement of income

for the three months ended December 31, 2007

		Pro Forma Adjustments
	Actual	Settlement Assets (c)	Management Services (d)	Pro Forma
Net revenue	$79,583	$9,083	$3,079	$67,421
Operating expenses
Salaries and benefits	35,516	5,131	506	29,879
Lab fees and dental supplies	11,979	1,684	—	10,295
Office occupancy expenses	9,163	1,167	67	7,929
Other operating expenses	6,533	761	(2)	5,774
General corporate expenses	3,560	—	—	3,560
Litigation expenses	34,560	34,560 (e)	—	—

EBITDA	(21,728)	(34,220)	2,508	9,984
Depreciation	2,887	340	10	2,537
Amortization	2,401	—	—	2,401

Earnings from operations	(27,016)	(34,560)	2,498	5,046
Interest expense, net	3,227	—	—	3,227
Minority interest	41	—	—	41

Earnings before income taxes	(30,284)	(34,560)	2,498	1,778
Income taxes	(11,460)			726

Net earnings	(18,824)			1,052
Amortization of service agreements, net of tax	1,570			1,570

Cash net earnings (f)	$(17,254)			$2,622

Diluted net earnings per common share	$(1.47)			$0.08

Diluted cash net earnings per common share (f)	$(1.36)			$0.20

(c)	Includes expense reimbursement associated with 25 dental facilities transferred to PDG as part of litigation settlement.
(d)	The Company provided management services pursuant to a Service Agreement with PDG through December 31, 2007. Includes estimated portion of service fee revenue and associated expenses for 25 of the 31 dental facilities transferred to PDG.
(e)	Includes fair value of the assets transferred to PDG, interim management fee in excess of fair value, forgiveness of outstanding accounts receivable and professional fees associated with PDG litigation.
(f)	Cash net earnings and diluted cash net earnings per share are not measures of financial performance under GAAP. Cash net earnings excludes amortization expense related to service agreement intangible assets, net of tax. The Company incurs significant amortization expense related to its service agreements while many companies, both in the same industry and other industries, no longer amortize a significant portion of their intangible assets pursuant to Statement of Financial Accounting Standards No. 142—Goodwill and Other Intangible Assets. The Company believes that cash net earnings and diluted cash net earnings per share are important financial measures for understanding its relative financial performance.

AMERICAN DENTAL PARTNERS, INC.

SUPPLEMENTAL OPERATING DATA

(in thousands, except per share amounts and selected statistical data)

(unaudited)

Pro forma consolidated statement of income

for the twelve months ended December 31, 2008

		Pro Forma Adjustments
	Actual	Settlement Assets (g)		Management Services (h)	Pro Forma
Net revenue	$291,108	$7,697		$10,000	$273,411
Operating expenses
Salaries and benefits	125,795	4,717		1,453	119,625
Lab fees and dental supplies	42,836	1,436		—	41,400
Office occupancy expenses	33,878	1,092		180	32,606
Other operating expenses	26,017	135		323	25,559
General corporate expenses	12,366	—		—	12,366
Litigation expenses	(30,662)	(30,662	)(i)	—	—

EBITDA	80,878	30,979		8,044	41,855
Depreciation	11,054	317		42	10,695
Amortization	9,634	—		—	9,634

Earnings from operations	60,190	30,662		8,002	21,526
Interest expense, net	10,193	—		—	10,193
Minority interest	634	—		—	634

Earnings before income taxes	49,363	30,662		8,002	10,699
Income taxes	19,245				4,171

Net earnings	30,118				6,528
Amortization of service agreements, net of tax	5,456				5,455

Cash net earnings (j)	$35,574				$11,983

Diluted net earnings per common share	$2.29				$0.50

Diluted cash net earnings per common share (j)	$2.71				$0.91

(g)	Includes expense reimbursement associated with (i) 25 dental facilities transferred on February 29, 2008 to PDG as part of litigation settlement and (ii) the PDG doctors who practiced temporarily in the six dental facilities retained by the Company.
(h)	The Company agreed to provide interim management services to PDG through September 30, 2008. Includes interim management fee revenue and expenses associated with providing such services, and salaries and benefits expense of management staff, including severance, who have been terminated as a result of realigning the Company's Minnesota based management team.
(i)	Includes gain on disposal of assets of $30,763,000 and insurance proceeds of $1,002,000 for professional fees associated with the PDG litigation which were partially reimbursable pursuant to insurance coverage offset by professional fees and other net expenses associated with the litigation of $1,103,000.
(j)	Cash net earnings and diluted cash net earnings per share are not measures of financial performance under GAAP. Cash net earnings excludes amortization expense related to service agreement intangible assets, net of tax. The Company incurs significant amortization expense related to its service agreements while many companies, both in the same industry and other industries, no longer amortize a significant portion of their intangible assets pursuant to Statement of Financial Accounting Standards No. 142—Goodwill and Other Intangible Assets. The Company believes that cash net earnings and diluted cash net earnings per share are important financial measures for understanding its relative financial performance.

AMERICAN DENTAL PARTNERS, INC.

SUPPLEMENTAL OPERATING DATA

(in thousands, except per share amounts and selected statistical data)

(unaudited)

Pro forma consolidated statement of income

for the twelve months ended December 31, 2007

		Pro Forma Adjustments
	Actual	Settlement Assets (k)	Management Services (l)	Pro Forma
Net revenue	$278,755	$36,246	$12,498	$230,011
Operating expenses
Salaries and benefits	119,411	20,316	1,995	97,100
Lab fees and dental supplies	43,209	6,883	—	36,326
Office occupancy expenses	31,457	4,611	214	26,632
Other operating expenses	23,400	3,059	288	20,053
General corporate expenses	14,427	—	—	14,427
Litigation expenses	36,734	36,734 (m)	—	—

EBITDA	10,117	(35,357)	10,001	35,473
Depreciation	9,422	1,377	54	7,991
Amortization	7,049	—	—	7,049

Earnings from operations	(6,354)	(36,734)	9,947	20,433
Interest expense, net	5,253	—	—	5,253
Minority interest	390	—	—	390

Earnings before income taxes	(11,997)	(36,734)	9,947	14,790
Income taxes	(4,281)			5,798

Net earnings	(7,716)			8,992
Amortization of service agreements, net of tax	4,282			4,282

Cash net earnings (n)	$(3,434)			$13,274

Diluted net earnings per common share	$(0.61)			$0.68

Diluted cash net earnings per common share (n)	$(0.27)			$1.00

(k)	Includes expense reimbursement associated with 25 dental facilities transferred to PDG as part of litigation settlement.
(l)	The Company provided management services pursuant to a Service Agreement with PDG through December 31, 2007. Includes estimated portion of service fee revenue and associated expenses for 25 of the 31 dental facilities transferred to PDG.
(m)	Includes the fair value of the assets transferred to PDG, interim management fee in excess of fair value, forgiveness of outstanding accounts receivable and professional fees associated with PDG litigation.
(n)	Cash net earnings and diluted cash net earnings per share are not measures of financial performance under GAAP. Cash net earnings excludes amortization expense related to service agreement intangible assets, net of tax. The Company incurs significant amortization expense related to its service agreements while many companies, both in the same industry and other industries, no longer amortize a significant portion of their intangible assets pursuant to Statement of Financial Accounting Standards No. 142—Goodwill and Other Intangible Assets. The Company believes that cash net earnings and diluted cash net earnings per share are important financial measures for understanding its relative financial performance.

AMERICAN DENTAL PARTNERS, INC.

SUPPLEMENTAL OPERATING DATA

(in thousands, except per share amounts and selected statistical data)

(unaudited)

Change in pro forma consolidated statement of income

for the three and twelve months ended December 31, 2008 and 2007

	Three Months Ended December 31,			Twelve Months Ended December 31,
	Pro Forma 2008	Pro Forma 2007	Change in Pro Forma Results	Pro Forma 2008	Pro Forma 2007	Change in Pro Forma Results
Net revenue	$65,110	$67,421	-3%	$273,411	$230,011	19%
Operating expenses
Salaries and benefits	28,448	29,879	-5%	119,625	97,100	23%
Lab fees and dental supplies	9,745	10,295	-5%	41,400	36,326	14%
Office occupancy expenses	8,094	7,929	2%	32,606	26,632	22%
Other operating expenses	5,811	5,774	1%	25,559	20,053	27%
General corporate expenses	2,216	3,560	-38%	12,366	14,427	-14%
Litigation expenses	—	—	0%	—	—	0%

EBITDA	10,796	9,984	8%	41,855	35,473	18%
Depreciation	2,938	2,537	16%	10,695	7,991	34%
Amortization	2,429	2,401	1%	9,634	7,049	37%

Earnings from operations	5,429	5,046	8%	21,526	20,433	5%
Interest expense, net	2,929	3,227	-9%	10,193	5,253	94%
Minority interest	203	41	395%	634	390	63%

Earnings before income taxes	2,297	1,778	29%	10,699	14,790	-28%
Income taxes	890	726	23%	4,171	5,798	-28%

Net earnings	1,407	1,052	34%	6,528	8,992	-27%
Amortization of service agreements, net of tax	1,382	1,570	-12%	5,455	4,282	27%

Cash net earnings	$2,789	$2,622	6%	$11,983	$13,274	-10%

Diluted net earnings per common share	$0.11	$0.08	38%	$0.50	$0.68	-26%

Diluted cash net earnings per common share	$0.21	$0.20	5%	$0.91	$1.00	-9%

AMERICAN DENTAL PARTNERS, INC.

SUPPLEMENTAL OPERATING DATA

(in thousands, except per share amounts and selected statistical data)

(unaudited)

Selected statistical data

	December 31, 2008	December 31, 2007	% Change
Number of dental facilities	241	266	-9.4%
Number of operatories (p)	2,107	2,357	-10.6%
Number of affiliated dentists (q)	545	611	-10.8%

(p)	An operatory is an area where dental care is performed and generally contains a dental chair, a hand piece delivery system and other essential equipment.
(q)	Includes full-time equivalent general or specialty dentists employed by or contracted with the affiliated practices, including Arizona's Tooth Doctor for Kids.

Patient revenue and same market patient revenue growth (r)

	Three Months Ended December 31,		% Change	Twelve Months Ended December 31,		% Change
	2008	2007		2008	2007
Patient revenue of affiliated practices:
Platform dental group practices affiliated with us in both periods of comparison	$96,367	$95,793	1%	$322,318	$305,249	6%
Platform dental group practices that affiliated with us during periods of comparison	2,706	22,232	-88%	93,640	113,222	-17%

Total patient revenue	99,073	118,025	-16%	415,958	418,471	-1%
Patient revenue of Arizona's Tooth Doctor for Kids	5,846	5,180	13%	24,438	22,426	9%

Patient revenue of platform dental group practices affiliated with us by means of service agreements	93,227	112,845	-17%	391,520	396,045	-1%
Amounts due to us under service agreements	58,518	73,008	-20%	245,471	251,241	-2%

Amounts retained by platform dental group practices affiliated with us by means of service agreements	$34,709	$39,837	-13%	$146,049	$144,804	1%

(r)	Includes patient revenue of affiliated dental group practices which are not consolidated with the Company’s financial results and patient revenue of Arizona's Tooth Doctor for Kids which is consolidated with the Company's financial results.